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                                                                  EXECUTION COPY

                                                                   Exhibit 10.33

                             INTERCREDITOR AGREEMENT

                   INTERCREDITOR AGREEMENT, dated as of October 15, 1997, among the Pension Benefit Guaranty Corporation (the "PBGC"), The First National Bank of Chicago, as Administrative Agent under the Credit Agreement (such term and other capitalized terms used herein being used as defined in Section I below) for the Lenders thereunder (in such capacity, the "Administrative Agent"), The First National Bank of Chicago, in its capacity as Collateral Agent under the Guarantee and Collateral Agreement (in such capacity, the "Collateral Agent"), and Aircraft Braking Systems Corporation and Engineered Fabrics Corporation (collectively, the "Borrowers") and K&F Industries, Inc. ("K&F").

                                   WITNESSETH:

                   WHEREAS, K&F and the Borrowers have executed and delivered the Guarantee and Collateral Agreement to Collateral Agent, for the benefit of the Administrative Agent, the Lenders and the PBGC as set forth therein; and

                   WHEREAS, the parties hereto desire to set forth their relative rights in respect of the Guarantee and Collateral Agreement and the security interests granted thereunder,

                   NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

          I. Definitions. A. Unless otherwise defined herein, terms defined in the Guarantee and Collateral Agreement and used herein shall have the meanings given to them in the Guarantee and Collateral Agreement.

          B.       The following terms shall have the following meanings:

                   "Agreement": this Intercreditor Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

                   "Bank Loan Documents": the collective reference to the Credit Agreement, the Guarantee and Collateral Agreement, each other Loan Document and all other documents that from time to time evidence the Bank Obligations or secure or support payment or performance thereof or of any guarantee thereof.

                    "Bank Loan Parties": the Borrowers and each other Loan Party under the Credit Agreement and other Loan Documents, and each successor and assign of the foregoing.
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                    "Credit Agreement": the Credit Agreement, dated as of
          October 15, 1997, among the Administrative Agent, the Lenders, the other agents parties thereto and the Borrowers, as amended, supplemented or otherwise modified from time to time; for the purposes hereof, "Credit Agreement" shall also be deemed to refer to any credit agreement or similar document entered into by the Borrowers and any lenders that replaces such Credit Agreement as the Borrowers's primary senior credit facility.

                    "Guarantee and Collateral Agreement": the Guarantee and Collateral Agreement dated October 15, 1997, made by K&F and the Borrowers in favor of the Collateral Agent for the benefit of the PBGC, the Administrative Agent and the Lenders, as the same may be amended, modified or supplemented from time to time.

                    "Lenders": the lenders parties from time to time to the Credit Agreement in their capacity as lenders thereunder, and their respective successors and assigns.

                    "PBGC Documents": the collective reference to the Settlement Agreement and the Guarantee and Collateral Agreement, as amended, modified or supplemented from time to time.

                    "Pension Plans": as defined in the Settlement Agreement,

          C. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

          D. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          II. Acknowledgements. The PBGC (a) acknowledges that the Borrowers have granted a first priority security interest in the Lender Priority Collateral under the Guarantee and Collateral Agreement to the Collateral Agent for the benefit of the Administrative Agent and the Lenders to secure the Bank Obligations and that such security interest is prior in all respects to the second priority security interest in the Lender Priority Collateral granted to the Collateral Agent for the benefit of the PBGC under the Guarantee and Collateral Agreement, (b) agrees that the PBGC shall not have any claim to or in respect of the Lender Priority Collateral, or any proceeds of or realization on such Lender Priority Collateral, on a parity with or prior to the claim of the Bank Obligations, and (c) agrees that, notwithstanding such second priority security interest and any rights of the PBGC in respect thereof under the Guarantee and Collateral Agreement or otherwise, so long as the Bank Obligations have not been paid in full, the commitments under the Credit Agreement have not been terminated or Letters of Credit are outstanding, the PBGC shall not have any right or claim in respect of the exercise of rights and remedies of the Collateral Agent, the Administrative Agent and the Lenders, whether under the Guarantee and Collateral Agreement or otherwise, in respect of the Lender Priority Collateral, nor shall the Collateral Agent, the Administrative Agent or any Lender have any obligation regarding any such exercise or any other obligation or duty in
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respect of the interests of the PBGC except as set forth in paragraph 3(d)
hereof, and that the PBGC shall not assert any such claim or right in any such bankruptcy proceeding or otherwise.

          III. Rights in Lender Priority Collateral. A. Notwithstanding anything to the contrary, contained in any filing or agreement to which the PBGC, the Collateral Agent, the Administrative Agent, the Lenders or the Borrowers now or hereafter may be a party and irrespective of the time, order or method of attachment or perfection of the security interests created by the Guarantee and Collateral Agreement and the rules for determining priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors, any security interest in any Lender Priority Collateral in favor of or for the benefit of the Administrative Agent or the Lenders pursuant to the Guarantee and Collateral Agreement has and shall have priority, to the extent of any unpaid Bank Obligations, over any security interest in such Lender Priority Collateral in favor of or for the benefit of the PBGC pursuant to the Guarantee and Collateral Agreement.

          B. So long as the Bank Obligations have not been paid in full, the commitments under the Credit Agreement have not been terminated or Letters of Credit are outstanding, whether or not any bankruptcy proceeding or similar event or proceeding has been commenced by or against the Borrowers or any other Bank Loan Party, (i) the PBGC will not (a) exercise or seek to exercise any rights or exercise any remedies with respect to any Lender Priority Collateral,
(b) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure, (c) contest, protest or object to any foreclosure proceeding or action brought by the Administrative Agent or any Lender, or by the Collateral Agent on their behalf, or any other exercise by the Administrative Agent or any Lender, or the Collateral Agent on their behalf, of any rights and remedies relating to the Lender Priority Collateral under the Guarantee and Collateral Agreement or otherwise, or any release of any or all of the Lender Priority Collateral for any purpose, or (d) object to the forbearance by the Administrative Agent, the Lenders, or the Collateral Agent on their behalf from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Lender Priority Collateral, and (ii) the Administrative Agent and the Lenders shall have the exclusive right to enforce rights, exercise remedies and make determinations regarding release, disposition, or restrictions under the Guarantee and Collateral Agreement with respect to the Lender Priority Collateral and to direct the Collateral Agent to do so under the Guarantee and Collateral Agreement; provided, that in any bankruptcy proceeding or similar event or proceeding commenced by or against the Borrowers or any other Bank Loan Party, the PBGC may file a claim or statement of interest with respect to the PBGC Obligations.

          C. In exercising rights and remedies with respect to the Lender Priority Collateral, the Administrative Agent and the Lenders, and the Collateral Agent on their behalf, may enforce the provisions of the Guarantee and Collateral Agreement and exercise remedies thereunder and under any other Bank Loan Documents, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Lender Priority Collateral, to incur expenses in connection with such sale or disposition, and to exercise all
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the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.

          D. Subject to the provisions of paragraph 6 hereof, any money, property, securities or other direct or indirect distributions of any nature whatsoever received from the sale, disposition or other realization by the Collateral Agent, any Lender or the PBGC of all or any part of the Lender Priority Collateral, regardless of whether such money, property, securities or other distributions are received directly or indirectly during the pendency of or in connection with any bankruptcy, insolvency or other like proceeding or otherwise, shall be delivered to the Collateral Agent in the form received, duly indorsed to the Collateral Agent, if required, and applied by the Collateral Agent in the following order:

                    1. First, to the payment in full of all costs and expenses (including, without limitation, attorneys' fees and disbursements) paid or incurred by the Collateral Agent, the Administrative Agent or the Lenders in connection with such realization on the Lender Priority Collateral or the protection of their rights and interests therein;

                    2. Second, to the payment in full of all Bank Obligations in accordance with the Credit Agreement and, otherwise, in such order as the Administrative Agent may elect in its sole discretion;

                    3. Third, to the PBGC for application to the PBGC Obligations to the full extent thereof at such time; and

                    4. Fourth, to pay to the Borrowers or their respective representatives or as a court of competent jurisdiction may direct, any surplus then remaining.

          E. The Administrative Agent's and the Lenders' rights with respect to the Lender Priority Collateral and the Guarantee and Collateral Agreement shall include, without limitation, the exclusive right to release at any time and for any reason any or all of the Lender Priority Collateral from the liens under the Guarantee and Collateral Agreement without the consent of the PBGC and without any duty, obligation or liability arising from any such action, and to direct the Collateral Agent to effectuate any of the foregoing. Upon any sale, release or other disposition by the Collateral Agent of any Lender Priority Collateral, the lien and security interest created for the benefit of the PBGC pursuant to the Guarantee and Collateral Agreement in such Lender Priority Collateral shall be automatically released, and the PBGC shall execute or cause to be executed such release documents and instruments and shall take such further actions as the Administrative Agent or the Lenders shall request.

          F. Subject to the provisions of paragraph 6 hereof, in the event that
(i) the Administrative Agent and the Lenders, or the Collateral Agent, on their behalf, in exercise of their foreclosure or similar remedies under the Guarantee and Collateral Agreement, have disposed of or otherwise realized upon the Lender Priority Collateral, or have been repaid pursuant to a bankruptcy or similar proceeding at the commencement of which the security
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interest under the Guarantee and Collateral Agreement securing the Bank
Obligations is in effect, (ii) all of the Bank Obligations have been paid in full, the commitments under the Credit Agreement have been terminated and no Letters of Credit are outstanding, (iii) after giving effect thereto any Lender Priority Collateral remains pledged pursuant to the Guarantee and Collateral Agreement and (iv) at such time there are PBGC Obligations outstanding, then the PBGC shall have the right to enforce the provisions of the Guarantee and Collateral Agreement.

          IV. Obligations Unconditional. All rights, interests, agreements and obligations of the Administrative Agent, the Lenders, the Collateral Agent and the PBGC, respectively, hereunder shall remain in full force and effect irrespective of:

          A. any lack of validity or enforceability of the Guarantee and Collateral Agreement, any other Bank Loan Documents or any PBGC Documents;

          B. any change in the time, manner or place of payment of, or in any other term of, all or any of the Bank Obligations or PBGC Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Credit Agreement or any other Bank Loan Document or of the terms of the PBGC Documents;

          C. any exchange, release or nonperfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in Writing or by course of conduct or otherwise, of all or any of the Bank Obligations or PBGC Obligations or any guarantee thereof;

          D. the commencement of any bankruptcy or similar proceeding in respect of either of the Borrowers or any other Bank Loan Party; or

          E. any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Bank Obligations or of the PBGC in respect of this Agreement.

          V. Waiver of Claims. To the maximum extent permitted by law, the PBGC waives any claim it might have against the Collateral Agent, the Administrative Agent or the Lenders with respect to, or arising out of, any action or failure to act or any error of judgment or negligence on the part of the Collateral Agent, the Administrative Agent, the Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Guarantee and Collateral Agreement or any transaction relating to the Collateral. Neither the Collateral Agent, Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Loan Party, the PBGC or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.
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          VI. Termination. All rights of the PBGC and all obligations of the
Collateral Agent to the PBGC, hereunder shall automatically terminate on the date upon which the Borrowers' obligations under the Settlement Agreement are terminated as set forth therein.

          VII. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Collateral Agent, the Administrative Agent and the Lenders on the one hand and the PBGC on the other, and no other Person shall have any right, benefit or other interest under this Agreement. Notwithstanding anything to the contrary contained herein, this Agreement shall not modify or amend the rights and obligations of the Borrowers or any other Bank Loan Party under any Bank Loan Document.

          VIII. Powers Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Bank Obligations are paid in full, the commitments under the Credit Agreement are terminated and no Letters of Credit are outstanding.

          IX. Notices. All notices, requests and demands to or upon the Collateral Agent, the Administrative Agent or the PBGC to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duty given or made 1. when delivered by hand or 2. if given by mail, when deposited in the mails by certified mail, return receipt requested, or 3. if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

If to the Administrative Agent:   The First National Bank of Chicago
                                  One First National Plaza
                                  Chicago, Illinois 60670
                                  Attention: Karen Hannusch
                                  Fax: (312) 732-2715

If to the Collateral Agent:       The First National Bank of Chicago
                                  One First National Plaza
                                  Chicago, Illinois 60670
                                  Attention: Karen Hannusch
                                  Fax: (312) 732-2715

If to the PBGC:                   Corporate Finance and Negotiations Department
                                  Pension Benefit Guaranty Corporation
                                  1200 K Street, N.W., Suite 270
                                  Washington, D.C. 20005
                                  Attention: Director
                                  Fax: (202) 842-2643

The parties hereto may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.
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          X. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Agreement signed by all the parties shall be lodged with the Administrative Agent.

          XI. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          XII. Integration. This Agreement, together with the Guarantee and Collateral Agreement, represents the entire agreement of the Administrative Agent, the Lenders, the PBGC and the Collateral Agent with respect to the subject matter hereof and there are no promises or representations by any of them relative to the subject matter hereof not reflected herein.

          XIII. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Administrative Agent, the Collateral Agent, the Borrowers and the PBGC.

          XIV. Successors and Assigns. A. This Agreement shall be binding upon the successors and assigns of the Collateral Agent, the Administrative Agent, the Lenders and the PBGC and shall inure to the benefit of the Collateral Agent, the Administrative Agent, the Lenders, the PBGC and their successors and assigns, it being agreed that the rights of the PBGC hereunder and under the Guarantee and Collateral Agreement may not, without the consent of the Borrowers, be assigned by it other than to a successor Federal government agency or similar Federal governmental entity succeeding to the functions and rights of the PBGC related hereto.

          B. Upon a successor Administrative Agent becoming the Administrative Agent under the Credit Agreement, such successor Administrative Agent automatically shall become the Administrative Agent hereunder with all the rights and powers of the Administrative Agent hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto. Upon a successor Collateral Agent becoming the Collateral Agent under the Guarantee and Collateral Agreement, such successor Collateral Agent automatically shall become the Collateral Agent hereunder with all the rights and powers of the Collateral Agent hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto.
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          XV. Governing Law; Jurisdiction. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereto agrees that all judicial proceedings brought against it arising out of or relating to this Agreement or its obligations hereunder may be brought in any federal court of competent jurisdiction in the State, County and City of New York, and accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts.
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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written

                                 THE FIRST NATIONAL BANK Of CHICAGO,
                                 as Administrative Agent and as Collateral Agent

                                 By: /s/ William J. McCaffrey
                                     -------------------------------------------
                                     Name:  William J. McCaffrey
                                     Title: Vice President

                                 PENSION BENEFIT GUARANTY
                                 CORPORATION

                                 By: /s/ Andrea E. Schneider
                                     -------------------------------------------
                                     Title: Director, Corporate Finance and
                                            Negotiations Department


                                 K&F INDUSTRIES, INC.

                                 By: /s/ Kenneth M. Schwartz
                                     -------------------------------------------
                                     Title: Executive Vice President

                                 AIRCRAFT BRAKING SYSTEMS
                                 CORPORATION

                                 By: /s/ Kenneth M. Schwartz
                                     -------------------------------------------
                                     Title:


                                 ENGINEERED FABRICS CORPORATION

                                 By: /s/ Kenneth M. Schwartz
                                     -------------------------------------------
                                     Title: